Exhibit 10.1




                        REGISTRATION RIGHTS AGREEMENT
                                BY AND AMONG
                                ADA-ES, INC
                                    AND
                          PURCHASERS OF ADA-ES SHARES

                              OCTOBER 21, 2005

TABLE OF CONTENTS
Page
ARTICLE 1  Definitions                                          2
ARTICLE 2  Registration Rights                                  4
  2.1  Required Registration                                    4
  2.2  Current Public Information                               4
  2.3  Demand Registration.                                     5
  2.4  Piggyback Registration.                                  7
  2.5  Holdback Agreements.                                     8
  2.6  Registration Procedures                                  8
  2.7  Conditions Precedent to Company's Obligations
       Pursuant to this Agreement                              11
  2.8  Fees and Expenses                                       11
  2.9  Indemnification.                                        12
  2.10 Participation in Registrations.                         14
ARTICLE 3  Transfers of Certain Rights                         15
  3.1  Transfer                                                15
  3.2  Transferees                                             15
  3.3  Subsequent Transferees                                  15
ARTICLE 4  Miscellaneous                                       15
  4.1  Recapitalizations, Exchanges, etc                       15
  4.2  No Inconsistent Agreements                              16
  4.3  Amendments and Waivers                                  16
  4.4  Severability                                            16
  4.5  Counterparts                                            16
  4.6  Notices                                                 16
  4.7  Governing Law                                           17
  4.8  Forum; Service of Process                               17
  4.9  Captions                                                17
  4.10  No Prejudice                                           17
  4.11  Words in Singular and Plural Form                      17
  4.12  Remedy for Breach                                      17
  4.13  Successors and Assigns, Third Party Beneficiaries      17
  4.14  Entire Agreement                                       17
  4.15  Attorneys' Fees                                        17
  4.16  Termination of Rights                                  17



                            REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of October 21, 2005, is entered into by and among ADA-ES, a Colorado corporation (the "Company") and the Persons whose names are set forth on the signature pages attached hereto (each a "Subscriber," and together, the "Subscribers").

                                 RECITALS:
     A. The Company desires to issue and sell 789,089 shares of its Common Stock to accredited investors as set forth in the Subscription Agreements dated as of October 21, 2005, entered into by and between the Company and the Subscribers thereto (the "Subscription Agreement");

     B. It is a condition precedent to the consummation of the transactions contemplated by the Subscription Agreement that the Company provide for the rights set forth in this Agreement; and

     C. Certain terms used in this Agreement are defined in Article 1 hereof.

                                      AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

                                      ARTICLE 1
                                     DEFINITIONS

     "Affiliate" means any Person that directly or indirectly controls, or is under control with, or is controlled by such Person. As used in this definition, "control" (including with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

     "Business Day" means any day excluding Saturday, Sunday or any other day which is a legal holiday under the laws of the State of Colorado or is a day on which banking institutions therein located are authorized or required by law or other governmental action to close.

     "Closing Date" means October 21, 2005.

     "Common Stock" means the common stock, no par value per share, of the Company.

     "Company" has the meaning set forth in the preamble.

     "Designated Holder" means a holder of Registrable Securities.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.


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     "Indemnified Party" has the meaning set forth in Section 2.9.

     "Losses" has the meaning set forth in Section 2.9.

     "Majority Holders" means holders of a majority (by number of shares) of the Registrable Securities.

     "Person" means any individual, company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

     "Piggyback Registration" has the meaning set forth in Section 2.4.

     "Registration Period" means the two years, plus any additional periods required by the second paragraph of Section 2.1, during which the Registration Statement contemplated by Section 2.1 is required to remain effective.

     "Registrable Securities" means, subject to the immediately following sentences, (i) shares of Common Stock acquired by the applicable Subscriber from the Company pursuant to the Subscription Agreement and (ii) any shares of Common Stock issued or issuable, directly or indirectly, with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. In addition, any particular shares of Common Stock constituting Registrable Securities will cease to be Registrable Securities when they (x) have been effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering them, (y) have been sold to the public pursuant to Rule 144 (or by similar provision under the Securities Act), or (z) are eligible for resale under Rule 144(k) (or by similar provision under the Securities
Act) without any limitation on the amount of securities that may be sold under paragraph (e) thereof.

     "Registration Statement" means a registration statement on Form S-3 (or, if the Company is not eligible to use Form S-3, such other appropriate registration form of the SEC pursuant to which the Company is eligible to register the resale of Registrable Securities) filed by the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement, which shall permit the Subscribers to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, the Registrable Securities.

     "Representatives" has the meaning set forth in Section 2.9.

     "Required Filing Date" has the meaning set forth in Section 2.1.

     "Required Registration Statement" has the meaning set forth in Section
2.1.

     "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.


                                      3


     "Subscriber(s)" has the meaning set forth in the preamble.

     "Subscription Agreement" has the meaning set forth in the recitals.


                                    ARTICLE 2
                                REGISTRATION RIGHTS

     2.1 Required Registration. The Company shall use its best efforts to prepare and as promptly as possible after the date hereof, but in any event, not later than ninety (90) days from the Closing Date (or, if such 90th day is not a Business Day, by the first Business Day thereafter) (the "Required Filing Date") file a Registration Statement with the SEC (the "Required Registration Statement") and cause the Required Registration Statement to be declared effective under the Securities Act within 150 days after the Closing Date (or, if such 150th day is not a Business Day, by the first Business Day thereafter). The Company agrees to include in the Required Registration Statement all information which the Designated Holders shall reasonably request and as may be permitted by applicable law. If the Company fails to file the Required Registration Statement by the Required Filing Date, other than due to a force majeure event described in Section 4.17, the Company shall pay each Subscriber in cash an amount per month equal to one percent (1%) of the amount paid by such Subscriber for the Registrable Securities pursuant to the Subscription Agreement, which shall be Subscriber's sole remedy for such failure.

     The Company shall use its best efforts to keep the Required Registration Statement continuously effective for a period of two years after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to Sections 2.5(b), 2.6(e) or 2.6(i) hereof, or such shorter period as will terminate when all of the Registrable Securities covered by the Required Registration Statement have been disposed of in accordance with the Required Registration Statement or have otherwise ceased to be Registrable Securities. In the event the Company shall give any notice pursuant to Sections 2.6(e) or
(i) hereof, the additional time period mentioned in this Section 2.1 during which the Required Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 2.6(e) or (i) to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Sections 2.6(e).

     The Company may include in any registration filed pursuant to this
Section 2.1, such additional securities as it may be obligated to include pursuant to any contractual obligations entered into by the Company, and, subject to any restrictions contained elsewhere in this Agreement, such securities as the Company may elect to register for its own account.

     2.2 Current Public Information. The Company covenants that it will use its best efforts to file all reports required to be filed by it under the Exchange Act and the rules and regulations adopted by the SEC thereunder, and will use its best efforts to take such further action as the Subscribers may reasonably request, all to the extent required to enable the holders of Registrable Securities to sell Registrable Securities pursuant to Rule 144 or Rule 144A adopted by the SEC under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. The Company shall, upon the request of a Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements during the twelve month period immediately preceding the date of such request.


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     2.3 Demand Registration.

     (a) Subject to Section 2.3(g), upon the written request of the Majority Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Designated Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all Designated Holders, and thereafter the Company will use its best efforts to effect as expeditiously as possible the registration under the Securities Act of the following:

     (i) the Registrable Securities which the Company has been so requested to be registered by such Designated Holders for disposition in accordance with the intended method of disposition stated in such request;

     (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

     (iii) all shares of Common Stock which the Company or Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.3 or otherwise;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this Section 2.3 shall not require the Company to effect more than one registration of Registrable Securities in addition to the Required Registration Statement contemplated by Section 2.1.

     (b) The registrations under this Section 2.3 shall be on an appropriate form for a Registration Statement that permits the disposition of such Registrable Securities in accordance with the intended methods of distribution specified by the Majority Holders in their request for registration. The Company agrees to include in any such Registration Statement all information which Designated Holders of Registrable Securities being registered therein shall reasonably request so as to allow them to sell their Registrable Securities by the method of distribution selected by them.

     (c) A registration requested pursuant to this Section 2.3 shall not be deemed to have been effected (i) unless a Registration Statement with respect thereto has become effective; provided, that a Registration Statement which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of the Majority Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Majority Holders unless the Designated Holders electing to have Registrable Securities registered pursuant to such Registration Statement shall have elected to pay all fees and expenses otherwise payable by the Company in connection with such registration pursuant to Section 2.8, (ii) if, after it has become effective, such registration is withdrawn by the Company (other than at the request of the Majority Holders) or interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason prior to the expiration of a 180 day period following such Registration Statement's effectiveness, or (iii) if the conditions to closing specified in any purchase agreement or underwriting


                                    5


agreement entered into in connection with such registration are not satisfied, other than due solely to some act or omission by the Designated Holders electing to have Registrable Securities registered pursuant to such Registration Statement.

     (d) If a requested registration pursuant to this Section 2.3 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement and shall be reasonably acceptable to the Company in its sole discretion.

     (e) If a requested registration pursuant to this Section 2.3 involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each Designated Holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company or any other Person which are not Registrable Securities) exceeds the number which can be sold in such offering within a price range reasonably acceptable to the Company and to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, any shares of Common Stock or other securities as to which the Company has granted registration rights prior to the date of this Agreement which by their terms require priority over the rights granted under this Section 2.3, (ii) second, the Registrable Securities which have been requested to be included in such registration by the Designated Holders pursuant to this Agreement (pro rata based on the amount of Registrable Securities sought to be registered by such persons), (iii)third, provided that no securities sought to be included by the Designated Holders have been excluded from such registration, the securities of other persons entitled to exercise "piggy-back" registration rights pursuant to other contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by such persons) and (iv)fourth, securities the Company proposes to register for its own account.

     (f) The Company shall use its best efforts to keep any Registration Statement filed pursuant to this Section 2.3 continuously effective (i) for a period of one year after the Registration Statement first becomes effective, plus the number of days during which such Registration Statement was not effective or usable pursuant to Sections 2.5(b), 2.6(e) or 2.6(i); (ii) if such Registration Statement related to an underwritten offering, for such period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer, or (iii) for such shorter period as will terminate when all of the Registrable Securities covered by the Required Registration Statement have been disposed of in accordance with the Required Registration Statement or have otherwise ceased to be Registrable Securities. In the event the Company shall give any notice pursuant to Sections 2.6(e) or
(i), the additional time period mentioned in Section 2.3(f)(i) during which the Required Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 2.6(e) or (i) to and including the date when each seller of a Registrable Security covered by the Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by Sections 2.6(e).

     (g) The right of Designated Holders to have Registrable Securities registered pursuant to this Section 2.3 is only exercisable following the expiration of the Registration Period or, if, prior to the expiration of the Registration Period, the Company becomes ineligible to register the Registrable Securities on the Registration Statement contemplated by Section
2.1 or such Registration Statement otherwise becomes unusable or ineffective and the Company is not able to correct the misstatements, have the applicable


                                       6


stop order rescinded or otherwise restore the effectiveness of the Registration Statement as contemplated by this Agreement.

     2.4 Piggyback Registration.

     (a) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration pursuant to Section 2.1, Section 2.3 or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company will give prompt written notice (but in no event less than 25 days before the anticipated filing date) to all Designated Holders, and such notice shall describe the proposed registration and distribution and offer to all Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request. The Company will include in such registration statement all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the Designated Holders' receipt of the Company's notice (a "Piggyback Registration").

     (b) The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggyback Registration to be included on the same terms and conditions as any similar securities of the Company or any other security holder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof.

     (c) Any Designated Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.4 by giving written notice to the Company of its request to withdraw; provided, that in the event of such withdrawal (other than pursuant to Section 2.4(e) hereof, the Company shall not be required to reimburse such holder for the fees and expenses referred to in Section 2.8 hereof incurred by such Designated Holder prior to such withdrawal, unless such withdrawal was due to a material adverse change to the Company. The Company may withdraw a Piggyback Registration at any time prior to the time it becomes effective.

     (d) If (i) a Piggyback Registration involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and Designated Holders requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event: (x) in cases initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities which the Company proposes to register, (ii) second, any shares of Common Stock or other securities as to which the Company has granted registration rights prior to the date of this Agreement which by their terms require priority over the rights granted under this Section 2.4, (iii) third, Registrable Securities and securities which have been requested to be included in such registration by other Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons); and (y) in


                                     7


cases not initially involving the registration for sale of securities for the Company's own account, securities shall be registered in such offering in the following order of priority: (i) first, the securities of any Person whose exercise of a "demand" registration right pursuant to a contractual commitment of the Company is the basis for the registration, (ii) second, Registrable Securities and securities which have been requested to be included in such registration by Persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of securities sought to be registered by Designated Holders and such other Persons), and (iii) third, the securities which the Company proposes to register for its own account.

     (e) If, as a result of the proration provisions of this Section 2.4, any Designated Holders shall not be entitled to include all Registrable Securities in a Piggyback Registration that such Designated Holders has requested to be included, such holder may elect to withdraw his request to include Registrable Securities in such registration.

     (f) The right of the Designated Holders to register Registrable Securities pursuant to this Section 2.4 is only exercisable with respect to Registrable Securities not then covered by an effective Registration Statement contemplated by Section 2.1 or Section 2.3. The rights of the Designated Holders under this Section 2.4 shall survive the expiration of the Registration Period.

     2.5 Holdback Agreements.

     (a) To the extent not inconsistent with applicable law, upon the request of the Company or the underwriter, in the case of an underwritten public offering of the Company's securities other than in connection with the registration contemplated by Section 2.1, each Designated Holder will not effect any public sale or distribution (other than those included in the registration statement being filed with respect to such public offering) of any securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities during the 14 days prior to and the 90-day period beginning on such effective date, unless (in the case of an underwritten public offering) the managing underwriters otherwise agree to a shorter period of time. Notwithstanding the foregoing, no Designated Holder shall be required to enter into any such "lock up" agreement unless and until all of the Company's executive officers and directors execute substantially similar "lock up" agreements. Neither the Company nor the underwriter shall amend, terminate or waive a "lock up" agreement unless each "lock up" agreement with a Designated Holder is also amended or waived in a similar manner or terminated, as the case may be.

     (b) The Company shall have the right at any time, to suspend the filing of a Registration Statement under Section 2.3 or require that the Designated Holders of Registrable Securities suspend further open market offers and sales of Registrable Securities pursuant to a Registration Statement filed hereunder for a period not to exceed an aggregate of 30 days in any six month period or an aggregate of 60 days in any twelve-month period for valid business reasons (not including avoidance of their obligations hereunder) (i) to avoid premature public disclosure of a pending corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; and (ii) upon the occurrence of any of the events specified in Sections 2.6(e) or (i).

     2.6 Registration Procedures. The Company will use its best efforts to effect the registration of Registrable Securities pursuant to this Agreement in accordance with the intended methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:


                                     8


     (a) before filing the Registration Statement, the Company will furnish to counsel of any holder of Registrable Securities (assuming the Company has been timely notified as to the identity and contact information for such counsel), a copy of such Registration Statement, and will provided such counsel with all correspondence with the SEC regarding the Registration Statement;

     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period provided for in Section 2.1 or Section 2.3, or the periods contemplated by the Company or the Persons requesting any Registration Statement filed pursuant to Section 2.4;

     (c) furnish to each seller of Registrable Securities included in the Registration Statement such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such state securities or blue sky laws as any Designated Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller and to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, (iii) consent to general service of process in any such jurisdiction or (iv) attempt to register or qualify securities for sale in any jurisdiction in which counsel for the Company has advised the Company that such registration or qualification would be likely to be unavailable absent unreasonable effort or expense);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will as soon as possible prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be approved for trading on any automated quotation system of a national securities association on which similar securities of the Company are quoted;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;


                                      9


     (h) enter into such customary agreements (including underwriting agreements) and take all other customary and appropriate actions as the holders of a majority of the Registrable Securities being registered or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (i) notify each Designated Holder of any stop order issued or threatened by the SEC;

     (j) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts to promptly obtain the withdrawal of such order;

     (l) if requested by a Designated Holder, obtain one or more comfort letters, dated the effective date of the Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matter of the type customarily covered by such accountant comfort letters as the Majority Holders of the Registrable Securities being sold under the Registration Statement shall reasonably request;

     (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), with respect to the Registration Statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature;

     (n) subject to execution and delivery of mutually satisfactory confidentiality agreements, make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such seller or any managing underwriter, during normal business hours of the Company at the Company's corporate office in Denver, Colorado and without unreasonable disruption of the Company's business or unreasonable expense to the Company and solely for the purpose of due diligence with respect to the Registration Statement, legally disclosable, financial and other records and pertinent corporate documents of the Company and its subsidiaries reasonably requested by such persons, and cause the Company's employees and independent accountants to supply all similar information reasonably requested by any such seller, managing underwriter, attorney, accountant or agent in connection with the Registration Statement, as shall be reasonably necessary to enable them to exercise their due diligence responsibility under applicable securities laws;

     (o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers; and


                                      10


     (p) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

     2.7 Conditions Precedent to Company's Obligations Pursuant to this Agreement. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the Designated Holders whose Registrable Securities are to be registered pursuant to this Agreement shall furnish such Designated Holder's written agreement to be bound by the terms and conditions of this Agreement prior to performance by the Company of its obligations under this Agreement. By executing and delivering this Agreement, each Designated Holder represents and warrants that the information concerning, and representations and warranties by, such Designated Holder, including information concerning the securities of the Company held, beneficially or of record, by such Designated Holder, furnished to the Company pursuant to the Subscription Agreement or otherwise, are true and correct as if the same were represented and warranted on the date any Registration Statement required pursuant to this Agreement is filed with the SEC or the date of filing with the SEC of any amendment thereto, and each Designated Holder covenants to immediately notify the Company in writing of any change in any such information, representation or warranty and to refrain from offering or disposing of any securities pursuant to any Registration Statement until the Company has reflected such change in such Registration Statement. By executing and delivering this Agreement, each Designated Holder further agrees to furnish any additional information as the Company may reasonably request in connection with any action to be taken by the Company pursuant to this Agreement, and to pay such Designated Holder's expenses which are not required to be paid by the Company pursuant to this Agreement.

     2.8 Fees and Expenses. All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all registration and filing fees payable by the Company, fees and expenses of compliance by the Company with securities or blue sky laws, printing expenses of the Company, messenger and delivery expenses of the Company, and fees and disbursements of counsel for the Company and all independent certified public accountants of the Company, and other Persons retained by the Company will be borne by the Company, and the Company will pay its internal expenses (including, without limitation, all salaries and expenses of the Company's employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance of the Company and the expenses and fees for listing or approval for trading of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on any automated quotation system of a national securities association on which similar securities of the Company are quoted. In connection with any Registration Statement filed hereunder, the Company will pay the reasonable fees and expenses of a single counsel retained by the Designated Holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration Statement. The Company shall have no obligation to pay any underwriting discounts or commissions attributable to the sale of Registrable Securities and any of the expenses incurred by any Designated Holder which are not specifically payable by the Company as described above, such costs to be borne by such Designated Holder or Holders, including, without limitation, the following: underwriting fees, discounts and expenses, if any, applicable to any Designated Holder's Registrable Securities; fees and disbursements of counsel or other professionals that any Designated Holder may choose to retain in connection with a Registration Statement filed pursuant to this Agreement (except as otherwise provided herein); selling commissions or stock transfer taxes applicable to the Registrable Securities registered on behalf of any Designated Holder; any other expenses incurred by or on behalf of such Designated Holder in connection with the offer and sale of such Designated Holder's Registrable Securities other than expenses which the Company is expressly obligated to pay pursuant to this Agreement.


                                    11


     2.9 Indemnification.

     (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Designated Holder and its general or limited partners, officers, directors, members, managers, employees, advisors, representatives, agents and Affiliates (collectively, the "Representatives") from and against any loss, claim, damage, liability, attorney's fees, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Losses"), joint or several, and any action in respect thereof to which such Designated Holder or its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereto) arise out of or are based upon (i) any breach by the Company of any of its representations, warranties or covenants contained in this Agreement, (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto or (iii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each such Designated Holder and its Representatives for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that the Company shall not be liable to any such Designated Holder or other indemnitee in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon, and in conformity with, written information prepared and furnished to the Company by any Designated Holder or its Representatives expressly for use therein and, with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to the Registration Statement, to the extent that a prospectus relating to the Registrable Securities was required to be delivered by such Designated Holder under the Securities Act in connection with such purchase, there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, a copy of the final prospectus that corrects such untrue statement or alleged untrue statement or omission or alleged omission if the Company had previously furnished copies thereof to such Designated Holder or (y) use of a Registration Statement or the related prospectus during a period when a stop order has been issued in respect of such Registration Statement or any proceedings for that purpose have been initiated or use of a prospectus when use of such prospectus has been suspended pursuant to Sections 2.5(b), 2.6(e) or (i); provided that in each case, that such Holder was sent prior written notice of such stop order, initiation of proceedings or suspension from the Company. In no event, however, shall the Company be liable for indirect, incidental or consequential or special damages of any kind, even if the Company was aware of or specifically advised as to the possibility of such damages. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders.

     (b) In connection with the filing of the Registration Statement by the Company pursuant to this Agreement, the Designated Holders will furnish to the Company in writing such information as the Company reasonably requests for use in connection with such Registration Statement and the related prospectus and, to the fullest extent permitted by law, each such Designated Holder will indemnify and hold harmless the Company and its Representatives from and against any Losses, severally but not jointly, and any action in respect thereof to which the Company and its Representatives may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) the purchase or sale of Registrable


                                    12


Securities during a suspension as set forth in Sections 2.5(b), 2.6(e) or 2.6(i) hereof, in each case after written notice of such suspension was sent to the Designated Holder, (ii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, prospectus or preliminary or summary prospectus or any amendment or supplement thereto, or
(iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information prepared and furnished to the Company by such Designated Holder expressly for use therein or by failure of such Designated Holder to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto, and such Designated Holder will reimburse the Company and each Representative for any legal or any other expenses incurred by them in connection with investigating or defending or preparing to defend against any such Loss, action or proceeding; provided, however, that such Designated Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto, such Designated Holder has furnished in writing to the Company information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event, however, shall any Designated Holder be liable for indirect, incidental or consequential or special damages of any kind, even if the Designated Holder was aware of or specifically advised as to the possibility of such damages.

     (c) Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 2.9(a) or 2.9(b) (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party"), promptly notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to an Indemnified Party under Section 2.9(a) or 2.9(b) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Representatives who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of and shall be paid by such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the written opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder


                                     13


by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding other than the payment of monetary damages by the Indemnifying Party on behalf of the Indemnified Party. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     (d) If the indemnification provided for in this Section 2.9 is unavailable to the Indemnified Parties in respect of any Losses referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Designated Holders on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company on the one hand and the Designated Holders on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of each Designated Holder on the other shall be determined by reference to, among other things, whether any action taken, including any untrue or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Designated Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9, no Designated Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Designated Holder were offered to the public. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Designated Holder's obligations to contribute pursuant to this Section 2.9 is several in the proportion that the proceeds of the offering received by such Designated Holder bears to the total proceeds of the offering received by all the Designated Holders. The indemnification provided by this Section 2.9 shall be a continuing right to indemnification with respect to sales of Registrable Securities and shall survive the registration and sale of any Registrable Securities by any Designated Holder and the expiration or termination of this Agreement. The indemnity and contribution agreements contained herein are in addition to any liability that any Indemnifying Party might have to any Indemnified Party.

     2.10 Participation in Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities,


                                     14


underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

     (b) Each Person that is participating in any registration under this Agreement agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.6(e) or (i) above, such Person will forthwith discontinue any further disposition of its Registrable Securities pursuant to the Registration Statement and all use of the Registration Statement or any prospectus or related document until such Person receives copies of a supplemented or amended prospectus as contemplated by such Section 2.6(e) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Designated Holder's possession, of such documents at the time of receipt of such notice. Furthermore, each Designated Holder agrees that if such Designated Holder uses a prospectus in connection with the offering and sale of any of the Registrable Securities, the Designated Holder will use only the latest version of such prospectus provided by Company.


                                    ARTICLE 3
                            TRANSFERS OF CERTAIN RIGHTS

     3.1 Transfer. The rights granted to the Subscribers under this Agreement are non-transferable except for a transfer, without any consideration whatsoever, to a person or entity which is an Affiliate of the transferor, and any such transfer, in any case, shall be subject to the provisions of Sections 3.2 and 3.3; provided that nothing contained herein shall be deemed to permit an assignment, transfer or disposition of the rights hereunder separate and apart from the Registrable Securities in violation of the terms and conditions of the Subscription Agreement or applicable law.

     3.2 Transferees. Any permitted transferee to whom rights under this Agreement are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Subscriber under this Agreement to the same extent as if such transferee were a Subscriber hereunder.

     3.3 Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 3 may not again transfer such rights to any other person or entity, other than as provided in Sections 3.1 or 3.2 above.


                                      ARTICLE 4
                                   MISCELLANEOUS

     4.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities, (ii) any and all shares of Common Stock into which the Registrable Securities are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.


                                          15


     4.2 No Inconsistent Agreements. The Company has not and shall not enter into any agreement with respect to its securities that prevents it from performing this Agreement.

     4.3 Amendments and Waivers. The provisions of this Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of the Majority Holders of the Registrable Securities then in existence.

     4.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid wider applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     4.5 Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4.6 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopy, facsimile, email or similar writing) and shall be deemed given or made as of the date delivered, if delivered personally or by telecopy, facsimile or email (provided that delivery by telecopy, facsimile or email shall be followed by delivery of an additional copy personally, by mail or by overnight courier), one day after being delivered by overnight courier or four business days after being deposited in the mail, sent by registered or certified mail (postage prepaid for the most expeditious form of delivery, return receipt requested), to the parties at the following addresses (or to such other address or telex or telecopy number as a party may have specified by notice given to the other party pursuant to this provision):

     If to the Company, to:
          ADA-ES, Inc.
          8100 SouthPark Way, Unit B
          Littleton, Colorado 80120
          Attention:  Senior VP and CFO
          Telephone:  (303) 339-8850
          Facsimile:  (303) 734-0330
          Email:  markm@adaes.com

     With copy to:
          Schuchat, Herzog & Brenman, LLC
          1900 Wazee Street, Suite 300
          Denver, Colorado 80202
          Attention:  Julie Herzog
          Telephone:  (303) 295-9707
          Facsimile:  (303) 295-9701
          Email:  jherzog@shblegal.com

If to a Subscriber, to:


                                  16


The address, facsimile number or email address set forth on the signature page of this Agreement.

     4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflicts of laws rules or provisions which would result in the application of the substantive law of any other state.

     4.8 Forum; Service of Process. Any legal suit, action or proceeding brought by any party or any of its Affiliates arising out of or based upon this Agreement shall be instituted in any federal or state court in Denver County, Colorado, and each party waives any objection which it may now or hereafter have to the laying of venue or any such proceeding, and irrevocably submits to the jurisdiction of such courts in any such suit, action or proceeding.

     4.9 Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

     4.10 No Prejudice. The terms of this Agreement shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

     4.11 Words in Singular and Plural Form. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

     4.12 Remedy for Breach. The Company hereby acknowledges that in the event of any breach or threatened breach by the Company of any of the provisions of this Agreement, the Designated Holders would have no adequate remedy at law and could suffer substantial and irreparable damage. Accordingly, the Company hereby agrees that, in such event, the Designated Holders shall be entitled, and notwithstanding any election by any Designated Holder to claim damages, to obtain a temporary and/or permanent injunction to restrain any such breach or threatened breach or to obtain specific performance of any such provisions, all without prejudice to any and all other remedies which any Designated Holders may have at law or in equity.

     4.13 Successors and Assigns, Third Party Beneficiaries. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, each permitted assignee of a party, any Designated Holder permitted pursuant to Article 3 and their respective permitted successors and assigns and executors, administrators and heirs.

     4.14 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     4.15 Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any party of any representation, warranty, covenant or agreement in this Agreement, the substantially prevailing party (as determined by the court by application of equitable principles in making such determination) shall be entitled to recover its reasonable attorneys' fees and expenses arising out of such action or suit from the other party, in addition to any other relief ordered by any court.

     4.16 Termination of Rights. Upon the expiration of the Registration Period all rights of Designated Holders under Section 2.1 of this Agreement will terminate. All rights under this Agreement will terminate when the Designated Holders no longer hold any Registrable Securities.


                                    17


     4.17 Force Majeure. Notwithstanding anything to the contrary in this Agreement, no party to this Agreement will be liable for any failure or delay in its performance under this Agreement due to any cause beyond its reasonable control, including natural disasters, war, embargo, riot, sabotage, labor shortage, act of terrorism, or governmental act, provided that the delayed party (a) gives the other parties prompt notice of such cause, and (b) uses reasonable commercial efforts to correct promptly such failure or delay in performance.

[Signature Page Follows]


                                     18



IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date and year first written above.
                                        COMPANY:
                                        ADA-ES, INC.
                                        A Colorado Corporation

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------


                                        SUBSCRIBER:

                                        -----------------------------------
                                        [Print Name]

                                        By:
                                           --------------------------------
                                        Title:
                                              -----------------------------
                                        JURISDICTION:
                                                     ----------------------

                                        ADDRESS:
                                                ---------------------------

                                                ---------------------------


                                        Facsimile:
                                                  ------------------------
                                        Email address:
                                                      --------------------


AGGREGATE SUBSCRIPTION AMOUNT:
                              --------------------------------------------

Aggregate Number of Shares of Common Stock:
                                           -------------------------------


                                               19